Exhibit 10.18

THE REGISTERED HOLDER OF THIS WARRANT, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS WARRANT EXCEPT AS HEREIN PROVIDED.

NO SALE, OFFER TO SELL, OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.

VOID AFTER 5:00 P.M. EASTERN TIME, DECEMBER 18, 2002

                                     WARRANT

                               For the Purchase of

                                   Shares of Common Stock
                      ------------

                                       of

                           FIRST PRIORITY GROUP, INC.

1.             Warrant.

               THIS CERTIFIES THAT, in consideration of $.01 of the $4.01 cost per Unit purchased pursuant to a Subscription Agreement of the date hereof, and other good and valuable consideration, duly paid by or on behalf of _______________________________________ or its registered assigns ("Holder"), as registered owner of this Warrant, to First Priority Group, Inc. ("Company"), Holder is entitled, at any time from the date hereof (the "Commencement Date"), and at or before the earlier of (i) 5:00 p.m., Eastern Time, December 18, 2002 ("Expiration Date"), or (ii) a stated Redemption Date (hereinafter defined in
Section 8) to subscribe for, purchase and receive, in whole or in part, up to _________________________________________ (________________) shares of Common
Stock, $.015 par value, of the Company ("Common Stock"). If the Expiration Date or a stated Redemption Date is a day on which banking institutions are authorized by law to close in the State of New York, then this Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate the Warrant, except as expressly provided below in Section 8. This Warrant is initially exercisable at a price of $5.75 per share of Common Stock purchased; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean the initial exercise price or the adjusted exercise price, depending on the context, of a share of Common Stock. The term "Securities" shall mean the shares of Common Stock issuable upon exercise of this Warrant.


2.             Exercise.

        a. Exercise Form. In order to exercise this Warrant, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Warrant and payment of the Exercise Price for the Securities being purchased. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

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

        2.2 Effect of Exercise. Upon payment of the aggregate Exercise Price (rounded up to the nearest cent) for the Securities being purchased, the Company shall, as promptly as practicable thereafter, cause to be executed and deliver to the Holder, or the Holder's nominee, a certificate or certificates representing the aggregate number of Securities specified in the exercise form. Each stock certificate so delivered shall be in such denomination as may be requested by the Holder, and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of such stock certificates.

        2.3 Legend. Each certificate for Securities purchased under this Warrant shall bear a legend as follows, unless such Securities have been registered under the Securities Act of 1933, as amended (the "Securities Act"):

               NO SALE, OFFER TO SELL, OR TRANSFER OF THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID SECURITIES ACT.

        2.4    Conversion Right.

               2.4.1 Determination of Amount. In lieu of the payment of the Exercise Price in cash, the Holder shall have the right (but not the obligation) to convert this Warrant, in whole or in part, into Common Stock ("Conversion Right"), as follows: upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the "Value" (as defined below) of the portion of the Warrant being converted at the time the Conversion Right is exercised by (y) the Market Price. The "Value" of the portion of the Warrant being converted shall equal the remainder derived from subtracting (a) the Exercise Price multiplied by the number of shares of Common Stock underlying the portion of the Warrant being converted from (b) the Market Price of the Common Stock multiplied by the number of shares of Common Stock underlying the portion of the Warrant being converted.

As used herein, the term "Market Price" at any date shall be deemed to be the last reported sale price of the Common Stock on such date, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the immediately preceding three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock is listed is not its principal trading market, the last reported sale price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the Nasdaq National Market or SmallCap Market, or, if applicable, the OTC Bulletin Board, or if the Common Stock is not listed or admitted to trading on any of the foregoing markets, or similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

               2.4.2 Exercise of Conversion Right. The Conversion Right may be exercised by the Holder on any business day on or after the Commencement Date and not later than the Expiration Date by: (a) delivering the Warrant with a duly executed exercise form attached hereto with the conversion section completed to the Company, exercising the Conversion Right and specifying the total number of shares of Common Stock the Holder will purchase pursuant to such conversion, and (b) receiving the consent of the Company to such conversion which shall be evidenced by a duly authorized officer of the Company executing the exercise form that had been executed by the Holder.

3.             Transfer.

        a. General Restrictions. The registered Holder of this Warrant, by its acceptance hereof, agrees that it will not sell, transfer or assign or hypothecate this Warrant to anyone except upon compliance with, or pursuant to exemptions from, applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with this Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall immediately transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of shares of Common Stock purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

        b. Restrictions Imposed by the Securities Act. This Warrant and the Securities underlying this Warrant shall not be transferred unless and until (i) the Company has received the opinion of counsel for the Holder that such securities may be sold pursuant to an exemption from registration under the Securities Act, and applicable state law, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such Securities has been filed by the Company and declared effective by the Securities and Exchange Commission and compliance with applicable state law.

4.              New Warrants to be Issued.

        a. Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Warrant for cancellation, together with the duly executed exercise or assignment form and funds (or conversion equivalent) sufficient to pay any Exercise Price and/or transfer tax, the Company shall cause to be delivered to the Holder without charge a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the aggregate number of shares of Common Stock and Warrants purchasable hereunder as to which this Warrant has not been exercised or assigned.

        b. Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, or destruction of this Warrant and of reasonably satisfactory indemnification, or upon surrender of this Warrant if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5.      Registration Rights

        5.1     Registration

        5.1.1 Grant of Right. The Company shall have the obligation to use its best efforts to register this Warrant and the shares of Common Stock issuable upon the exercise of the Warrant (collectively, the "Registrable Securities"), as soon practicable under the Securities Act within the six month period commencing on the day that the Common Stock of the Company is first traded on the NASDAQ National Market System or the NASDAQ Small Cap Market of The Nasdaq Stock Market, Inc. ("Nasdaq").

        5.1.2 Expenses. The Company will pay all Registration Expenses in connection with the Registrable Securities. The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the provisions of this Section 5, including, without limitation, (i) all registration or filing fees imposed by the Commission or the National Association of Securities Dealers, Inc. ("NASD"), (ii) all fees and expenses of complying with state securities or blue sky laws, (iii) all word processing, duplicating and printing expenses, (iv) messenger and delivery expenses, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters or legal opinions required by or incident to such performance and compliance, (vi) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered (if the Company elects to obtain any such insurance), and (vii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding (x) underwriting discounts and commissions applicable to sales of Registrable Securities.

        Should the Citi Growth Funds and American Re-Insurance Company have completed their purchase of Warrants of the Company pursuant to a Subscription Agreement within ninety (90) days following December 10, 1997 (the "Purchase Period"), and should the terms of Subscription Agreement offered to Citi Growth Funds and American Re-Insurance Company and accepted by the Company include in the definition of Registration Expenses the payment of legal fees and/or costs or disbursements of the Holder of the Warrant for the purpose of registering the Registrable Securities, then this Warrant shall be amended to revise the definition of Registration Expenses as set forth in the Citi Growth Funds and American Re-Insurance Company Warrant.

        5.1.3. Registration Procedures. When the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in this Section 5.1, the Company will as expeditiously as possible:

               (a) prepare and promptly after the Common Stock is first traded on Nasdaq file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments thereto, the Company will furnish to counsel selected by the holders whose Registrable Securities are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective until all of the Registrable Securities are sold (or all are eligible for resale without restriction under Rule 144(k), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

               (c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, but only one copy thereof to each such seller), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents in order to facilitate the disposition of the Registrable Securities owned by such seller, as such seller may reasonably request;

               (d) use its best efforts to register or qualify such Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this subdivision (d);

               (e) use its best efforts to cause all Registrable Securities covered by such registration statement or the intended method of resale thereof to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company or the intended method of resale of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

               (f) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller, promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

               (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller of Registrable Securities at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder; and

               (h) in connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, to give the holders of Registrable Securities registered under such registration statement, and their counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

        5.2    "Piggy-Back" Registration.

               5.2.1 Grant of Right. The Holders of this Warrant shall have the right for a period of seven years from the Commencement Date to include all or any part of the Registrable Securities as part of any registration of securities filed by the Company (other than on Form S-4, or pursuant to Form S-8 or any equivalent form); provided, however, that if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering (the "Underwriter"), the inclusion of the Registrable Securities, when added to the securities being registered by the Company or the selling stockholder(s), will exceed the maximum amount of the Company's securities which can be marketed (a) at a price reasonably related to their then current market value, or (b) without materially and adversely affecting the entire offering, the Company shall nevertheless register all or any portion of the Registrable Securities required to be so registered but such Registrable Securities shall not be sold by the holders until 90 days after the registration statement for such offering has become effective or for such longer period as the managing underwriter may require, but not exceeding 180 days; and provided further that, if any securities are registered for sale on behalf of other stockholders in such offering and such stockholders have not agreed to defer such sale until the expiration of such period, the number of securities to be sold by all stockholders in such public offering during such period shall be apportioned pro rata among all such selling stockholders, including all holders of the Registrable Securities, according to the total amount of securities of the

Company owned by said selling stockholders, including all holders of the Registrable Securities.

               5.2.2 Terms. In the event of such a proposed registration, the Company shall furnish the then holders of outstanding Registrable Securities with not less than thirty days written notice prior to the proposed date of filing of such registration statement. Such notice to the holders shall continue to be given for each registration statement filed by the Company until such time as all of the Registrable Securities have been sold by the holder. The holders of the Registrable Securities shall exercise the "piggy-back" rights provided for herein by giving written notice, within twenty days of the receipt of the Company's notice of its intention to file a registration statement.

               5.2.3 Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities.

               5.2.4 Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in this Section 5.2, the Company will as expeditiously as possible:

               (a) prepare and as soon thereafter as possible file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments thereto, the Company will furnish to counsel selected by the holders whose

               Registrable Securities are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective until all of the Registrable Securities are sold (or all are eligible for resale without restriction under Rule 144(k), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

               (c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, but only one copy thereof to each such seller), such number of copies of the prospectus contained in such registration statement

               (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents in order to facilitate the disposition of the Registrable Securities owned by such seller, as such seller may reasonably request;

               (d) use its best efforts to register or qualify such Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this subdivision (d);

               (e) use its best efforts to cause all Registrable Securities covered by such registration statement or the intended method of resale thereof to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company or the intended method of resale of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

               (f) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller, promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

               (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller of

               Registrable Securities at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder; and

               (h) in connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, to give the holders of Registrable Securities registered under such registration statement, and their counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

        5.3    General Terms.

               5.3.1  Indemnification.

                      (a) The Company shall indemnify the holder(s) of the Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from or related to such registration statement, or any filings made with any state securities regulatory agency or the NASD. The holder(s) of the Registrable Securities to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such holders, with respect to such holders, or their successors or assigns, in writing, for specific inclusion in such registration statement, provided that in no event shall any holder of the Registrable Securities be required to indemnify the Company of any loss, claim, damage, expense or liability which exceeds the amount of the actual net proceeds received by such holder pursuant to the sale of Registrable Securities pursuant to such registration statement.

                      (b) If any action is brought against a party hereto, ("Indemnified Party") in respect of which indemnity may be sought against the other party ("Indemnifying Party"), such Indemnified Party shall promptly notify Indemnifying Party in writing of the institution of such action and Indemnifying Party shall assume the defense of such action, including the employment and fees of counsel reasonably satisfactory to the Indemnified Party, and the payment of actual expenses. Such Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by Indemnifying Party in connection with the defense of such action, or (ii) Indemnifying Party shall not have employed counsel to defend such action, or (iii) such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which may result in a conflict between the Indemnified Party and Indemnifying Party (in which case Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events, the reasonable fees and expenses of not more than one additional firm of attorneys and, to the extent required, one firm to act as local counsel in each jurisdiction in which an action is pending, designated in writing by the Indemnified Party shall be borne by Indemnifying Party. Notwithstanding anything to the contrary contained herein, if Indemnified Party shall assume the defense of such action as provided above, Indemnifying Party shall not be liable for any settlement of any such action effected without its written consent.

                      (c) If the indemnification or reimbursement provided for hereunder is finally judicially determined by a court of competent jurisdiction to be unavailable to an Indemnified Party (other than as a consequence of a final judicial determination of willful misconduct, bad faith or gross negligence of such Indemnified Party), then Indemnifying Party agrees, in lieu of indemnifying such Indemnified Party, to contribute to the amount paid or payable by such Indemnified Party (i) in such proportion as is appropriate to reflect the relative benefits received, or sought to be received, by Indemnifying Party on the one hand and by such Indemnified Party on the other or
(ii) if (but only if) the allocation provided in clause (i) of this sentence is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of Indemnifying Party and of such Indemnified Party; provided, however, that in no event shall the aggregate amount contributed by a holder of Registrable Securities exceed the profit, if any, earned by such holder pursuant to the resale of Registrable Securities pursuant to such registration statement.

                      (d) The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.


               5.3.2 Exercise of Warrants. Nothing contained in this Warrant shall be construed as requiring the Holder(s) to exercise their Warrants prior to or after the initial filing of any registration statement or the effectiveness thereof.

               5.3.3 Documents Delivered to Holders. The Company shall furnish to each holder participating in any of the foregoing offerings and to each Underwriter of any such offering, if any, a signed counterpart, addressed to such holder or Underwriter, of (a) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (b) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the NASD. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such holder shall reasonably request. The cost for the opinion of counsel and the "cold comfort" letter referenced in this section shall be borne by the Company.

               5.3.4 Rule 144. The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will upon the request of any holder of Registrable Securities, make publicly available other information, if such information is readily available by the Company and can be obtained by the Company without material expense) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

               5.3.5 Rule 144A. The Company covenants that, except at such times as the Company is a reporting company under Section 13 or 15(d) of the Exchange Act, the Company shall upon written request from any holder of Registrable Securities, provide to any such holder and to any prospective institutional transferee of Registrable Securities designated by such holder, such financial and other information as is available to the Company or can be obtained by the Company without material expense and as such holder may reasonably determine is required to permit a transfer of such Registrable Securities to comply with the requirements of Rule 144A promulgated by the Commission under the Securities Act.

               5.3.6 Assignment. This provisions of this Section 5 shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Warrant which are for

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

the benefit of the holders of Registrable Securities as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities.

               5.3.7 Nominees for Beneficial Owners. In the event that Registrable Securities are held by a nominee for the beneficial owner hereof, the beneficial owner thereof may, at its option and by written notice to the Company, be treated as the holder of such Registrable Securities for the purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Warrant ( or any determination of any percentage of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Warrant).

        5.4 Evidence of Rights. The Company shall execute and deliver to any Holder who surrenders this Warrant for exercise a separate agreement or instrument evidencing the registration rights set forth herein applicable to the Securities purchased pursuant to such exercise.

6.      Adjustments.

        6.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall

               (i) establish a record date for the determination of holders of record of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock (defined in Section 6.12)

               (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock.


then (I) the Securities for which this Warrant is exercisable shall be adjusted immediately after the occurrence of any such event to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such an event, and (II) the Exercise Price shall be adjusted to equal (x) the Exercise Price multiplied by the Securities for which this Warrant is exercisable immediately prior to the adjustment divided by (y) the Securities for which this Warrant is exercisable immediately after such adjustment.

        6.2 Certain Other Distributions. (a) Except as provided in Section 6.2(b), if at any time the Company shall establish a record date for the determination of the holders of record of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of

               (i)  cash,

               (ii) any evidence of its indebtedness, any shares of its Common Stock or any other securities or property of any nature whatsoever (other than cash or Additional Shares of Common Stock), or

               (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its Common Stock or any other securities or property of any nature whatsoever (other than cash or Additional Shares of Common Stock), then (I) the Securities for which this Warrant is exercisable shall be adjusted to equal the product of the Securities for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (x) the numerator of which shall be the Market Price per share of Common Stock at the date of taking such record and (y) the denominator of which shall be such Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (II) the Exercise Price shall be adjusted to equal (x) the Exercise Price multiplied by the Securities for which this Warrant is exercisable immediately prior to the adjustment divided by (y) the Securities for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 6.2 and, if the outstanding shares of the Common Stock shall be changed into a larger or smaller number of shares of the Common Stock as part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of the Common Stock within the meaning of Section 6.1.


        (b) If at any time the Company shall establish a record date for the determination of the holders of record of the Common Stock for the purposes of entitling them to receive any cash dividend or other distribution of property of any nature whatsoever (other than Additional Shares of Common Stock), and the amount of such cash dividend and the fair market value of any property so distributed, when added to the amount of cash dividends paid and the fair market value of any property so distributed during the twelve (12) months prior to the date of such dividend or distribution, exceeds five percent (5%) of the aggregate Market Price of all of the Common Stock then outstanding on the Business Day immediately preceding the record date for such dividend or distribution, each Holder of this Warrant shall be entitled to participate in such dividend or distribution as if the Holder had already exercised this Warrant in full, and the Holder shall receive, at the time such dividend is paid or such property is distributed, for each share of Common Stock into which this Warrant is then exercisable, the same kind and per-share amount of cash or other property as is distributed to the holders of Common Stock.

        6.3 Issuance of Additional Shares of Common Stock. If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock either (A) in exchange for consideration in an amount per Additional Share of Common Stock less than the Exercise Price in effect immediately prior to such issuance or sale of Additional Shares of Common Stock or (B) in exchange for consideration in an amount per Additional Share of Common Stock less than the Market Price in effect immediately prior to such issuance or sale of Additional Shares of Common Stock, then (I) the Securities for which this Warrant is exercisable shall be adjusted to equal the number determined by multiplying the Securities for which this Warrant is exercisable immediately prior to such adjustment by a fraction (the "Adjustment Fraction"), of which

               (x) the numerator shall be the number of shares of Common Stock outstanding immediately after such issuance or sale of Additional Shares of Common Stock, and

               (y) the denominator shall be (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale of Additional Shares of Common Stock plus (2) the number of shares of Common Stock which the aggregate amount of consideration, if any, received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the greater of (I) the Market Price in effect immediately prior to such issuance or sale of Additional Shares of Common Stock or (II) the Exercise Price in effect immediately prior to such issuance or sale of Additional Shares of Common Stock;

and (II) the Exercise Price shall be adjusted to equal the price obtained by dividing the Exercise Price immediately prior to such adjustment by the Adjustment Fraction, provided, that such adjustments shall be made only if the number of Securities for which this Warrant is exercisable determined from such adjustment shall be greater than the number of Securities for which this Warrant is exercisable in effect immediately prior to the issuance of such Additional Shares of Common Stock. The provisions of this Section 6.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 6.1 or 6.2. The provisions of this Section 6.3 shall not apply to any issuance of Additional Shares of Common Stock to any individual who or entity which, prior to the date of such issuance or pursuant to such issuance, purchased directly from the Company an amount of shares of Common Stock which, immediately after such issuance, constituted 10% or more of the outstanding shares of Common Stock. The provisions of this Section 6.3 shall also not apply to any issuance of Additional Shares of Common Stock to a person or entity who, at the time of the issuance, is not (i) other than as set forth in the immediately preceding sentence, an affiliate of the Company (as that term is defined under the Securities Act), (ii) an officer or director of the Company, (iii) an individual related by blood or marriage to a person referred to in clauses (i) or (ii), or (iv) any entity in which any person referred to in clauses (i), (ii) or (iii) are the beneficial owners of 10% or more of any class of securities of or other equity interests in such entity.

        6.4 Issuance of Warrants or Other Rights. If at any time the Company shall establish a record date for the determination of the holders of record of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any options, warrants or other rights to subscribe for or purchase any Additional Share of Common Stock, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the consideration received for such options, warrants or other rights shall be less than the Exercise Price or the Market Price in effect immediately prior to the time of such issue or sale, then the number of Securities and Exercise Price shall be adjusted as provided in Section
6.3. No further adjustment of the number of Securities or Exercise Price shall be made upon the actual issue of such Common Stock upon exercise of such options, warrants or other rights.

        6.5 Other Provisions Applicable to Adjustments Under this Section. The following provisions shall be applicable to the making of adjustments to the Securities for which this Warrant is exercisable and the Exercise Price at which such Warrant Shares may be purchased upon exercise of this Warrant provided for in this Section 6:

               (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any options, warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock or any options, warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the non-surviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, options, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any options, warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such options, warrants or other rights plus the additional consideration payable to the Company upon exercise of such options, warrants or other rights. In case of the issuance at any time of any Additional Shares of Common Stock in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock a consideration equal to the amount of such dividend so paid or satisfied.

               (b) When Adjustments to Be Made. The adjustments required by this
        Section 6 shall be made whenever and as often as any event requiring an adjustment shall occur, except that any adjustment of the Securities for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 6.1) up to, but not beyond the date of exercise of this Warrant if such adjustment by itself and with other adjustments not previously made adds or subtracts less than 1% of the Securities for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made on the earlier of the date of exercise or the date on which such adjustment, together with other adjustments required by this Section 6 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any event shall be deemed to have occurred at the close of business on the date of its occurrence.

               (c) Fractional Interest. In computing adjustments under this
        Section 6, fractional interests in the Common Stock shall be taken into account to the nearest 1/10th of a share.

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

               (d) When Adjustment Not Required. If the Company shall establish a record date for the determination of the holders of record of the Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the establishment of such record date and any such adjustment previously made in respect thereof shall be rescinded and annulled.

               (e) Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Warrant, such determination may be challenged in good faith by the Holder and any dispute shall be resolved by a business valuation or appraisal firm of recognized national standing selected by the Company and acceptable to the Holder (and if not acceptable to the Holder, an investment banking firm of recognized national standing selected by the Company and acceptable to the Holder). The fees of such valuation or appraisal firm (or investment banker) shall be borne by such Holder if the Company's calculation is determined to be correct and otherwise shall be borne by the Company.

               (f) Escrow of Property. If the Company shall establish a record date for the determination of the holders of record of its Common Stock for the purpose of entitling them to receive any distribution of any kind of property whatsoever, but prior to the payment of such distribution the Holder exercises this Warrant, upon payment of the Exercise Price, such property shall be held in escrow for the Holder by the Company to be issued to the Holder upon the occurrence of such distribution and to the extent such distribution actually takes place. Notwithstanding any other provision to the contrary herein, if the distribution for which such record date was established fails to occur or is rescinded, then such escrowed property shall be returned to the Company.

        6.6 Reorganization, Reclassification, Merger or Consolidation. If the Company shall at any time reorganize or reclassify the outstanding shares of Common Stock (other than a change in par value, or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or consolidate with or merge into another corporation (where the Company is not the continuing corporation after such merger or consolidation), the Holder shall thereafter be entitled to receive upon exercise of this Warrant in whole or in part, the same kind and number of shares of stock and other securities, cash or other property (and upon the same terms and with the same rights) as would have been distributed to the Holder upon such reorganization, reclassification, consolidation or merger had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation or merger (subject to subsequent adjustments under this Section 6). The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. If any such reorganization, reclassification, consolidation or merger results in a cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to such Holder, consider the Exercise Price to have been paid in full, and in making settlement to such Holder, shall deduct an amount equal to the Exercise Price from the amount payable to such Holder. Notwithstanding anything herein to the contrary, the Company will not effect any such reorganization, reclassification, merger or consolidation unless prior to the consummation thereof, the corporation which may be required to deliver any stock, securities or other assets upon the exercise of this Warrant shall agree by an instrument in writing to deliver such stock, cash, securities or other assets to the Holder. A sale, transfer or lease of all or substantially all of the assets of the Company to another person shall be deemed a reorganization, reclassification, consolidation or merger for the foregoing purposes.

        6.7 Exceptions to Adjustment of Exercise Price and Securities. Anything herein to the contrary notwithstanding, the Company shall not make any adjustment of the Exercise Price or the number of Securities in the case of the issuance of this Warrant, any adjustment in the number of shares issuable upon exercise of this Warrant or the exercise price therefor, or the issuance of shares of Common Stock upon exercise of this Warrant.

        6.8 Chief Financial Officer's Opinion. Upon each adjustment of the Exercise Price and upon each change in the Securities issuable upon the exercise of this Warrant, and in the event of any change in the rights of the Holder by reason of other events herein set forth, then and in each such case, the Company will promptly obtain an opinion of the chief financial officer of the Company, stating the adjusted Exercise Price and the new number of Securities so issuable, or specifying the other shares of the Common Stock, securities or assets and the amount thereof receivable as a result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company will promptly mail a copy of such opinion to the Holder. If the Holder disagrees with such calculation, the Company agrees to obtain within thirty (30) business days an opinion of a firm of independent certified public accountants selected by the Company's Board of Directors and acceptable to the Holder to review such calculation and the opinion of such firm of independent certified public accountants shall be final and binding on the parties and shall be conclusive evidence of the correctness of the computation with respect to any such adjustment of the Exercise Price and any such change in the number of Securities so issuable. The fees of such accountants shall be borne by such Holder if the Company's calculation is determined by such accountants to be correct and otherwise shall be borne by the Company.

        6.9 Company to Prevent Dilution. In case at any time or from time to time conditions arise by reason of action taken by the Company, which in the good faith opinion of its Board of Directors or the Holder are not adequately covered by the provisions of this Section 6, and which might materially and adversely affect the exercise rights of the Holder, the Board of Directors of the Company shall appoint such firm of independent certified public accountants acceptable to the Holder, which shall give such firm's opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of this Section 6, necessary with respect to the number of Securities or the Exercise Price so as to preserve, without dilution (other than as specifically contemplated by this Warrant), the exercise rights of the Holder. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein.

        6.10 Notice of Certain Proposed Actions. In the event the Company shall propose to take any action of the types described in Sections 6.1, 6.4 or 6.6, the Company shall forward, at the same time and in the same manner, to the Holder such notice, if any, that the Company shall give to the holders of any class or series of capital stock of the Company. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

        6.11 Treasury Shares. The sale or other disposition of any Common Stock theretofore held in the treasury of the Company shall be deemed to be an issuance thereof.

        6.12 Definitions. As used in this Section 6, the following capitalized terms have the following meanings:

               "Additional Shares of Common Stock" means all shares of Common Stock (including options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, with or without payment of additional consideration in cash or property, either immediately or upon the occurrence of a specified date or a specified event) issued by the Company after the date hereof.

               "Market Price" means the average of the daily closing prices of one share of Common Stock for the fifteen (15) consecutive business day period ending the day before the day in question and such average will be adjusted for any stock dividend, split, combination or reclassification that took effect during such fifteen (15) business day period. The "closing price" for each day shall be determined pursuant to Section 8.1.

        6.13 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of Common Stock or other securities, properties or rights.

        6.14 Issuance of Additional Warrants. Should the Citi Growth Funds and American Re-Insurance Company not have completed their purchase of Units of the Company pursuant to a Subscription Agreement within ninety (90) days following December 10, 1997 (the "Purchase Period"), and should the closing price (as defined below) of the Company's Common Stock on the next trading day following the expiration of the Purchase Period (the "Recalculation Price"), be less than $6.00, the Company will issue additional shares of Common Stock to the undersigned ("Additional Subscription Shares"), with an equal number of Warrants ("Additional Warrants"), calculated by dividing the difference between $6.00 and the Recalculation Price by the Recalculation Price and then multiplying this quotient by the number of Common Stock shares originally purchased pursuant to this Agreement. For purposes of this Section 13, "closing price" shall be deemed to be: (i) the last sale price regular way as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (ii) if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices regular way for the Common Stock as reported by the Nasdaq National Market or Nasdaq Small Cap Market of the Nasdaq Stock Market, Inc. ("NASDAQ") or
(iii) if the Common Stock is not listed or admitted for trading on any national securities exchange, and is not reported by NASDAQ, the average of the closing bid and asked prices in the over-the-counter market as furnished by the National Quotation Bureau, Inc. or if no such quotation is available, the fair market value of the Common Stock as determined in good faith by the Board of Directors of the Company.

        For example: The Citi Growth Funds and American Re-Insurance Company have not completed their purchase of Units of the Company within the Purchase Period. The subscriber originally purchased 100,000 Warrants. The closing price of the Common Stock on the day after the Purchase Period was $5.00. The difference between $6.00 and the Recalculation Price is $1.00. The difference, $1.00, divided by the Recalculation Price equals .20. By multiplying .20 times the original number of shares, (100,000), 20,000 Additional Warrants would be issued.

        $6.00 - $5.00 = $1.00
        $1.00 divided by $5.00 = .20
        .20 x 100,000 = 20,000 of Additional Warrants

        Additionally, should the conditions described above be met resulting in Additional Warrants being issued to the Holder, then the Exercise Price of the Warrant shall be adjusted and calculated by multiplying the present Exercise Price of the Warrant times the quotient that resulted by dividing the Recalculation Price by $6.00.

        For example: The closing price of the Common Stock on the day after the Purchase Period was $5.00. The present Exercise Price, $5.75, will be multiplied by the quotient, .8333, that resulted by dividing the Recalculation Price, $5.00, by $6.00, resulting in an adjusted Exercise Price of $4.79.

        $5.75 x ($5.00 divided by $6.00) = $4.79

        Should the Citi Growth Funds and American Re-Insurance Company have completed their purchase of Units of the Company pursuant to a Subscription Agreement within ninety (90) days following December 10, 1997 (the "Purchase Period"), and should the Share Price that was offered to Citi Growth Funds and American Re-Insurance Company in the Subscription Agreement (the "Recalculation Price") be less than the Share Price in this Agreement, then the Company will issue additional shares of Common Stock to the undersigned ("Additional Subscription Shares"), with an equal number of Warrants ("Additional Warrants"), calculated by dividing the difference between $4.00 and the Recalculation Price by the Recalculation Price and then multiplying this quotient by the number of Common Stock shares originally purchased pursuant to this Agreement.


        For example: The Citi Growth Funds and American Re-Insurance Company have completed their purchase of Units of the Company within the Purchase Period at a Share Price of $3.00. The subscriber originally purchased 100,000 Warrants. The difference between $4.00 and the Recalculation Price is $1.00. The difference, $1.00, divided by the Recalculation Price equals .3333. By multiplying .3333 times the original number of shares, (100,000), 33,333 Additional Warrants would be issued.


        $4.00 - $3.00 = $1.00
        $1.00 divided by $3.00 = .3333
        .3333 x 100,000 = 33,333 of Additional Warrants

        Should the Citi Growth Funds and American Re-Insurance Company have completed their purchase of Warrants of the Company pursuant to a Subscription Agreement within ninety (90) days following December 10, 1997 (the "Purchase Period"), and should the Warrant Exercise Price that was offered to Citi Growth Funds and American Re-Insurance Company in the Subscription Agreement be less than the Warrant Exercise Price in this Agreement, then the Warrant Exercise Price for this Warrant shall be revised to be equal to the Warrant Exercise Price in the Warrant offered to Citi Growth Funds and American Re-Insurance Company.

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

7. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon exercise of the Warrants to be listed (subject to official notice of issuance) on all the securities exchanges (or, if applicable on Nasdaq) on which the Common Stock is then listed and/or quoted.

8.      Redemption.

        8.1 Provided that the Company shall have registered, under the Securities Act, the Warrant and the Securities, then during the period commencing on the date that a registration statement is declared effective that registers, under the Securities Act, this Warrant and the Securities, and terminating three years from the date hereof, the Company may, subject to the conditions set forth herein, redeem all, but not less than all of this Warrant then outstanding at a redemption price of $.01 for each share of the Common Stock of the Company to which the Holder would then be entitled to purchase upon exercise of the Warrant being redeemed upon not less than thirty (30) days prior written notice (the "Redemption Notice") to the holder thereof and public announcement by the Company distributed in the manner in which it usually disseminates its press releases that the average closing price of the Common Stock for the 20 consecutive trading days ending three (3) days prior to the date of the Redemption Notice is at least two times the Exercise Price, as defined in Section 1 of this Warrant. For purposes of this Section 8.1, "closing price" at any date shall be deemed to be: (I) the last sale price regular way as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (ii) if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices regular way for the Common Stock as reported by the Nasdaq National Market or Nasdaq Small Cap Market of the Nasdaq Stock Market, Inc. ("NASDAQ") or (iii) if the Common Stock is not listed or admitted for trading on any national securities exchange, and is not reported by NASDAQ, the average of the closing bid and asked prices in the over-the-counter market as furnished by the National Quotation Bureau, Inc. or if no such quotation is available, the fair market value of the Common Stock as determined in good faith by the Board of Directors of the Company. The Redemption Notice shall be deemed effective upon mailing and the later of the time of mailing and the public announcement referred to above is the "Effective Date of The Notice". The Redemption Notice shall state a redemption date not less than thirty (30) days from the Effective Date of the Notice (the "Redemption Date"). No Redemption Notice shall be mailed unless all funds necessary to pay for redemption of all Warrants then outstanding shall have first been set aside by the Company so as to be and continue to be available therefor. The redemption price to be paid to the Holders will be $.01 for each share of the Common Stock of the Company to which the Holder would then be entitled to purchase upon exercise of the Warrant being redeemed, as adjusted from time to time as provided herein (the "Redemption Price"). In the event the number of shares of Common Stock issuable upon exercise of the Warrant being redeemed are adjusted pursuant to Section 6 hereof, then upon each such adjustment the Redemption Price will be adjusted by multiplying the Redemption Price in effect immediately prior to such adjustment by a fraction, the numerator of which is the number of shares of Common Stock issuable upon exercise of the Warrant being redeemed immediately prior to such adjustment and the denominator of which is the number of shares of Common Stock issuable upon exercise of such Warrant being redeemed immediately after such adjustment. The Holder may exercise this Warrant between the Effective Date of The Notice and the Redemption Date, such exercise being effective if done in accordance with Section 2 and if the Warrant Exercise Form, with form of election to purchase duly executed and the Warrant Price, as applicable for this Warrant subject to redemption for the Securities to be purchased is actually received by the Company at its office located at 51 East Bethpage Road, Plainview, New York 11803, or its current executive offices at the time of exercise, no later than 5:00 P.M. New York Time on the Redemption Date. No redemption shall be enforceable against the Holder unless, during the entire period of time between the Effective Date of Notice and the Redemption Date, the registration statement referred to above remains effective and the prospectus related thereto remains current.

        8.2 If the Holder does not wish to exercise this Warrant prior to the Redemption Date, the Holder should mail such Warrant to the Company at its office located at 51 East Bethpage Road, Plainview, New York 11803, or its current executive offices at the time of redemption, after receiving the Redemption Notice required by this Section, then, on and after said Redemption Date, notwithstanding that any Warrant subject to


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

redemption shall not have been surrendered for redemption, the obligation evidenced by all Warrants not surrendered for redemption or effectively exercised shall be deemed no longer outstanding, and all rights with respect thereto shall forthwith cease and terminate, except only the right of the holder of each Warrant subject to redemption to receive the Redemption Price for each share of Common Stock to which he would be entitled if he exercised the Warrant upon receiving the Redemption Notice of the Warrant subject to redemption held by the Holder hereof.

9.      Certain Notice Requirements.

        9.1 Holder's Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holder the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the events described in Section 9.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

        9.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 9 upon one or more of the following events: (i) if the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company, or (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business shall be proposed.

        9.3 Transmittal of Notices. All notices, requests, consents and other communications under this Warrant shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt to the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed as follows: (i) if to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to its principal executive office.


        10.    Miscellaneous.

        10.1 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

        10.2 Entire Agreement. This Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

        10.3 Binding Effect. This Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

        10.4 Governing Law; Submission to Jurisdiction. This Warrant shall be governed by and construed and enforced in accordance with the law of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Warrant shall be brought and enforced in the courts of the State of New York, County of Nassau, or of the United States of America for the Eastern District of New York, and irrevocably submits to such jurisdiction,

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

which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

        10.5 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non- fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.


        10.6 Avoidance of Certain Actions. The Company will not, by amendment of its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, share exchange, issue or sale of securities, or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith in carrying out all of the provisions of this Warrant and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against impairment and in particular, will not cause the par value, if any, of any share of Common Stock to be or become greater than the then effective Exercise Price.

               IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the __________day of December, 1997.

                                            FIRST PRIORITY GROUP, INC.



                                            By:
                                               ----------------------------
                                            Name:  Barry Siegel
                                            Title: Chairman of the Board and
                                                   Chief Executive Officer

                              WARRANT EXERCISE FORM

First Priority Group, Inc.
51 East Bethpage Road
Plainview, New York 11803

Date:_________________

               The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase ____ shares of Common Stock of First Priority Group, Inc. and hereby makes payment of $____________ (at the rate of $_________ per share of Common Stock) in payment of the Exercise Price pursuant thereto. Please issue the Common Stock as to which this Warrant is exercised in accordance with the instructions given below.

                                       or

               The undersigned hereby elects irrevocably to convert its right to purchase ___________ shares of Common Stock purchasable under the within Warrant into _________ shares of Common Stock of ________________________________________ (based on a "Market Price" of $______
per share of Common Stock). Please issue the Common Stock in accordance with the instructions given below.

                                            Consent of Company to Conversion

------------------------------              By:
Signature of Holder                            -----------------------------

                                            Name:
                                                 ---------------------------
------------------------------
Signature Guaranteed                        Title:
                                                  --------------------------

               NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

               INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name
               --------------------------------------------------------
                             (Print in Block Letters)

Address
               --------------------------------------------------------

                          Form to be used to assign Warrant:

                          ASSIGNMENT

               (To be executed by the registered Holder to effect a transfer of the within Warrant):

               FOR VALUE RECEIVED,____________________________________ does hereby sell, assign and transfer unto_______________________ the right to purchase _______________________ shares of Common Stock of _______________________________ ("Company") evidenced by the within Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated:                 , 199
      ----------------      -

                                              ------------------------------
                                              Signature

               NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever.